Supplement to the
Fidelity® Series Long-Term Treasury Bond Index Fund
July 6, 2016
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of the fund, with respect to each position in the fund.

XS8B-16-01 1.9879065.100	September 21, 2016